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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement of
DUSA Pharmaceuticals, Inc. on Form S-8 of our report dated February 23, 2001, appearing in the Annual Report on Form 10-K of DUSA
Pharmaceuticals, Inc. for the year ended December 31, 2000.


/s/ DELOITTE & TOUCHE LLP


Boston, Massachusetts
September 5, 2001